EXHIBIT 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) made as of the 5th day of January, 2011, to be made effective as of December 11, 2010, by and among BEHRINGER HARVARD OPERATING PARTNERSHIP I LP, a Texas limited partnership (“Borrower”), BEHRINGER HARVARD REIT I, INC., a Maryland corporation (“REIT”), the Subsidiary Guarantors (as defined in the Credit Agreement) which are signatories hereto (the Subsidiary Guarantors and the REIT, collectively, the “Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), THE OTHER LENDERS WHICH ARE SIGNATORIES HERETO (KeyBank and the other lenders which are signatories hereto, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (the “Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, Agent, and the Lenders a party thereto entered into that certain Credit Agreement dated as of December 11, 2007, as amended by that certain First Amendment to Credit Agreement and Other Loan Documents dated as of June 9, 2009 (the “First Amendment”; the Credit Agreement, as amended by the First Amendment, the “Credit Agreement”);

WHEREAS, the obligations of Borrower under the Loan Documents are secured, in part, by that certain Unconditional Guaranty of Payment and Performance dated as of December 11, 2007 executed by the Guarantors, as amended by the First Amendment (as the same may be amended and modified from time to time, the “Guaranty”), including, without limitation, the entities that have become Subsidiary Guarantors since the date thereof pursuant to that certain Joinder Agreement dated as of April 14, 2008 made by the parties thereto, that certain Joinder Agreement dated as of August 6, 2008 made by the parties thereto, that certain Joinder Agreement dated as of December 12, 2008 from BH Briarlake, that certain Joinder Agreement dated as of December 12, 2008 from IPC Florida III Holdings, LLC, a Delaware limited liability company, that certain joinder agreement contained in the First Amendment, and the entities that executed the First Amendment as “Additional Guarantors”;

WHEREAS, Borrower has requested a waiver under the Credit Agreement; and

WHEREAS, the Agent, the Lenders, the Borrower and the Guarantors desire to enter into this Amendment to reflect such waiver and to reflect certain other changes to the Credit Agreement.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.             Definitions.  All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

2.             Modification of the Credit Agreement.  Borrower, Agent and the Lenders hereby modify the Credit Agreement as follows:

(a)           By inserting the following definition in §1.1 of the Credit Agreement, in the appropriate alphabetical order:

“Net Proceeds.  With respect to any Mortgaged Property, an amount equal to the sum of (a) the gross proceeds from the sale, transfer, assignment, conveyance or other disposition (“sale”) of such Mortgaged Property, plus (b) all other consideration, reimbursements or credits received in conjunction with such sale by the owner of the Mortgaged Property or any Affiliates of Borrower, less  (c) any sums applied to actual disbursements of reasonable, customary and bona fide, arms-length, third-party transaction costs or adjustments, charges or deductions incurred in connection with such sale or transfer that are not paid to any Affiliate of Borrower or a Guarantor (but not including any release price payable under this Agreement).”

(b)           By replacing the following definition of §1.1 of the Credit Agreement in its entirety as follows:

“Total Commitment.  The sum of the Commitments of the Lenders, as in effect from time to time.  As of December 11, 2010, the Total Commitment was One Hundred Fifty Million and No/100 Dollars ($150,000,000).  The Total Commitment may increase in accordance with §2.10.”

(c)           By deleting the word “and” at the end of §5.4(f), by deleting the period at the end of §5.4(g) and inserting in lieu thereof “; and”, and by adding the following paragraph to the end of §5.4 of the Credit Agreement as new §5.4(h) thereof:

“(h) Notwithstanding anything in this Agreement to the contrary, in connection with any requested release of the Mortgaged Property commonly known as Westway One, such release must be as a result of a sale of such Mortgaged Property to a third party that is not an Affiliate of Borrower or any Guarantor, and Borrower shall pay to Agent for the account of the Lenders a release price equal to the greater of (i) the Net Proceeds and (ii) the amount required to be paid pursuant to §5.4(e).”

3.             Waiver.  The terms of clause (x) of the definition of Net Operating Income provide that, for the purposes of calculating the Debt Service Coverage Amount with respect to any Mortgaged Property subject to the Nokia Lease, if the tenant under the Nokia Lease fails to extend the term of the applicable Nokia Lease on or before December 11, 2010, then during the Extension Term any Net Operating Income attributable to such Nokia Lease for any periods after the occurrence of such event shall be excluded from the calculation of Net Operating Income for such Mortgaged Property (such requirement is hereafter referred to as the “Nokia NOI Extension Condition”).  As of the date hereof the tenant under the Nokia Leases has not extended the Nokia Leases.  For the fiscal quarter ending March 31, 2011 only, the Required Lenders waive the operation of the Nokia NOI Extension Condition, such that the Net Operating Income attributable to the Nokia Leases shall not be excluded from the calculation of Net Operating Income from the applicable Mortgaged Properties.  Thereafter, this waiver shall terminate and the provisions of the definition of Net Operating Income (including, without limitation, clause (x) thereof) shall control.

4.             References to Credit Agreement.  All references in the Loan Documents to the Credit Agreement or any other Loan Document, shall be deemed a reference to the Credit Agreement or such other Loan Document, as modified and amended herein.

5.             Acknowledgment of Borrower and each Guarantor.  Borrower and each Guarantor hereby acknowledge, represent and agree that the Loan Documents, as modified and amended herein, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and each Guarantor, as applicable, enforceable against Borrower and each Guarantor in accordance with their respective terms, and that the execution and delivery of this Amendment and any other documents in connection therewith do not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or any Guarantor’s obligations under the Loan Documents.

6.             Representations and Warranties.  Borrower and each Guarantor represent and warrant to Agent and the Lenders as follows:

(a)           Authorization.  The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and each Guarantor, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and each Guarantor, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which either Borrower or any Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to either Borrower or any Guarantor, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, Borrower, any Guarantor or any of their respective properties or to which Borrower or any Guarantor is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of Borrower or any Guarantor, other than the liens and encumbrances created by the Loan Documents.

(b)           Enforceability.  The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and each Guarantor enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c)           Approvals.  The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

(d)           Reaffirmation.  Borrower and each Guarantor reaffirm and restate as of the date hereof each and every representation and warranty made by Borrower, each Guarantor and their respective Subsidiaries in the Loan Documents except for representations or warranties that expressly relate to an earlier date and, in the case of representations or warranties contained in Loan Documents executed prior to the Effective Date, except to the extent of changes resulting from transactions permitted in the Loan Documents and except as previously disclosed in writing by Borrower to Agent and approved by Agent in writing.

7.             No Default.  By execution hereof, the Borrower and each Guarantor certify that Borrower and each Guarantor are and will be in compliance with all covenants under the Loan Documents both before and after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing under the Loan Documents.

8.             Waiver of Claims. Borrower and each Guarantor acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

9.             Ratification.  Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents as modified and amended herein.  The Guarantors hereby consent to the terms of this Amendment and hereby confirm and ratify their respective obligations under the Loan Documents to which they are a party.  Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower or any Guarantor under the Loan Documents. By execution hereof, Borrower and Guarantors acknowledge that the Agent and the Lenders have made no agreement, and in no way are obligated, to grant any future waiver, indulgence or consent.

10.           Effective Date.  This Amendment shall be deemed effective and in full force and effect as of December 11, 2010 (the “Effective Date”) upon the execution and delivery of this Amendment by Borrower, the Guarantors, Agent and the Required Lenders.  The Lenders hereby authorize Agent to enter into such other agreements and documents as it may deem necessary in connection with this Amendment.

11.           Further Assurances.  Borrower and each Guarantor agree to execute and deliver such other instruments and documents and take such other action, as the Agent may reasonably request, in connection with the transactions contemplated by this Amendment.

12.           Amendment as Loan Document.  This Amendment shall constitute a Loan Document.

13.           Counterparts.  This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

14.           MISCELLANEOUS.  THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have set their hands and affixed their seals as of the day and year first above written.

BORROWER:

BEHRINGER HARVARD OPERATING PARTNERSHIP I LP, a Texas limited partnership

By:	BHR, Inc., a Delaware corporation, its General Partner

	By:	/s/ Scott W. Fordham
	Name:	Scott W. Fordham
	Title:	CFO & Treasurer

(SEAL)

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REIT:

BEHRINGER HARVARD REIT I, INC., a Maryland corporation

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	CFO & Treasurer

(SEAL)

SUBSIDIARY GUARANTORS:

BEHRINGER HARVARD WAYSIDE, LLC, a Delaware limited liability company

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	CFO & Treasurer

(SEAL)

BEHRINGER HARVARD CENTREPORT OFFICE LP, a Texas limited partnership

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	CFO & Treasurer

(SEAL)

BEHRINGER HARVARD TEXAS STREET LP, a Delaware limited partnership

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	CFO & Treasurer

(SEAL)

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BEHRINGER HARVARD ELDRIDGE LAND LP, a Texas limited partnership

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	CFO & Treasurer

(SEAL)

WOODCREST ROAD ASSOCIATES II, LLC, a Delaware limited liability company

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	CFO & Treasurer

(SEAL)

BEHRINGER HARVARD EQUITY DRIVE LP, a Delaware limited partnership

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	CFO & Treasurer

(SEAL)

BEHRINGER HARVARD CITY CENTRE OWNER LLC, a Delaware limited liability company

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	CFO & Treasurer

(SEAL)

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BEHRINGER HARVARD BRIARLAKE PLAZA LP, a Delaware limited partnership

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	CFO & Treasurer

(SEAL)

IPC MARYLAND I HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	CFO & Treasurer

(SEAL)

IPC REALTY II, LLC, a Delaware limited liability company

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	CFO & Treasurer

(SEAL)

IPC REALTY, LLC, a Delaware limited liability company

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	CFO & Treasurer

(SEAL)

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IPC COMMERCIAL PROPERTIES, LLC, a Delaware limited liability company

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	CFO & Treasurer

(SEAL)

IPC LP/WP HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	CFO & Treasurer

(SEAL)

IPC FIFTH THIRD HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	CFO & Treasurer

(SEAL)

IPC METROCENTER HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	CFO & Treasurer

(SEAL)

IPC CRESCENT CENTER HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	CFO & Treasurer

(SEAL)

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IPC NOI HOLDINGS, INC., a Delaware corporation

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	CFO & Treasurer

(SEAL)

IPC (US) REALTY HOLDINGS III, INC., a Delaware corporation

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	CFO & Treasurer

(SEAL)

IPC FLORIDA III HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	CFO & Treasurer

(SEAL)

IPC FLORIDA III, LLC, a Delaware limited liability company

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	CFO & Treasurer

(SEAL)

BEHRINGER HARVARD CITY CENTRE PARENT LLC, a Delaware limited liability company, as a pledgor only and not as a guarantor

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	CFO & Treasurer

(SEAL)

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AGENT AND LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ Kevin P. Murray
Name:	Kevin P. Murray
Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, National Association)

By:
Name:
Title:

AAREAL CAPITAL CORPORATION

By:	/s/ Christoph Donner /s/ Terrence P. Sweeney
Name:	Christoph Donner Terrence P. Sweeney
Title:	Senior Managing Director General Counsel

WESTDEUTSCHE IMMOBILIENBANK AG

By:	/s/ Sascha Matheis
Name:	Sascha Matheis
Title:	Executive Director

By:	/s/ Michael Hammes
Name:	Michael Hammes
Title:	Director

RBS CITIZENS, N.A. d/b/a CHARTER ONE

By:	/s/ Erin L. Mahon
Name:	Erin L. Mahon
Title:	Vice President

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FIFTH THIRD BANK, a Michigan banking corporation

By:	/s/ Tammy Leachman
Name:	Tammy Leachman
Title:	V.P.

ALLIED IRISH BANKS, P.L.C.

By:	/s/ Douglas S. Marron
Name:	Douglas S. Marron
Title:	Senior Vice President

By:	/s/ Kathryn Murdoch
Name:	Kathryn Murdoch
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION (for itself and as successor by merger to National City Bank)

By:	/s/ James A. Harmann
Name:	James A. Harmann
Title:	Senior Vice President

CITIBANK, N.A.

By:	/s/ Ashanti Mitchell
Name:	Ashanti Mitchell
Title:	Vice President

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BANK OF AMERICA, N.A.

By:	/s/ Mark Henze
Name:	Mark Henze
Title:	SVP

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ Rusty Anderson
Name:	Rusty Anderson
Title:	Executive Vice President